Exhibit 23.2

Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements:

(1) Registration Statement (Form S-3 No. 333-235644) of Pennsylvania Real Estate Investment Trust;

(2) Registration Statement (Form S-3 No. 333-235646) of Pennsylvania Real Estate Investment Trust;

(3) Registration Statement (Form S-3 No. 333-169488, as amended) of Pennsylvania Real Estate Investment Trust;

(4) Registration Statement (Form S-3 No. 333-144607) of Pennsylvania Real Estate Investment Trust;

(5) Registration Statement (Form S-3 No. 333-144606) of Pennsylvania Real Estate Investment Trust;

(6) Registration Statement (Form S-3 No. 333-121962, as amended) of Pennsylvania Real Estate Investment Trust;

(7) Registration Statement (Form S-3 No. 333-110926) of Pennsylvania Real Estate Investment Trust;

(8) Registration Statement (Form S-3 No. 333-109849) of Pennsylvania Real Estate Investment Trust;

(9) Registration Statement (Form S-3 No. 333-109848) of Pennsylvania Real Estate Investment Trust;

(10) Registration Statement (Form S-3 No. 333-97337) of Pennsylvania Real Estate Investment Trust;

(11) Registration Statement (Form S-3 No. 333-36626) of Pennsylvania Real Estate Investment Trust;

(12) Registration Statement (Form S-3 No. 333-74693) of Pennsylvania Real Estate Investment Trust;

(13) Registration Statement (Form S-3 No. 333-74695) of Pennsylvania Real Estate Investment Trust;

(14) Registration Statement (Form S-3 No. 333-70157, as amended) of Pennsylvania Real Estate Investment Trust;

(15) Registration Statement (Form S-3 No. 333-48917, as amended) of Pennsylvania Real Estate Investment Trust;

(16) Registration Statement (Form S-8 No. 333-225342) of Pennsylvania Real Estate Investment Trust;

(17) Registration Statement (Form S-8 No. 333-225341) of Pennsylvania Real Estate Investment Trust;

(18) Registration Statement (Form S-8 No. 333-183480) of Pennsylvania Real Estate Investment Trust;

(19) Registration Statement (Form S-8 No. 333-169487) of Pennsylvania Real Estate Investment Trust;

(20) Registration Statement (Form S-8 No. 333-148237) of Pennsylvania Real Estate Investment Trust;

(21) Registration Statement (Form S-8 No. 333-103116) of Pennsylvania Real Estate Investment Trust;

(22) Registration Statement (Form S-8 No. 333-97677) of Pennsylvania Real Estate Investment Trust;

(23) Registration Statement (Form S-8 No. 333-69877) of Pennsylvania Real Estate Investment Trust;

(24) Registration Statement (Form S-8 No. 33-59767) of Pennsylvania Real Estate Investment Trust;

(25) Registration Statement (Form S-8 No. 33-59771) of Pennsylvania Real Estate Investment Trust; and,

(26) Registration Statement (Form S-8 No. 33-59773) of Pennsylvania Real Estate Investment Trust;

of our report dated March 12, 2020, with respect to the consolidated financial statements of Lehigh Valley Associates and Subsidiary, included in this Form 10-K of Pennsylvania Real Estate Investment Trust for the year ended December 31, 2019.

/s/ Ernst & Young LLP

Indianapolis, Indiana

March 12, 2020